Exhibit 10.23

AMENDMENT TO LOAN AGREEMENT

THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT AND PROMISSORY NOTE (this “Amendment”) dated this 10th day of March 2020, (the “Effective Date”), is among THERMO COMMUNICATIONS FUNDING, LLC, a Delaware limited liability company (together with its successors and assigns, “Lender”) and PVBJ, Inc. a New Jersey Corporation( “Debtors”).

RECITALS

WHEREAS, Debtors and Lenders entered into a TERM LOAN AND SECURITY AGREEMENT (“Agreement”) dated as of, August 21,2018

WHEREAS, in conjunction with the TERM LOAN AND SECURITY AGREEMENT, Debtors provided Lenders with a PROMISSORY NOTE (“Note”) dated as of August 21, 2018;

WHEREAS, the parties desire to amend the Agreement and Note pursuant to the terms and conditions set forth herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended previously and hereby.

2.Credit Facility. Section 29a) is hereby replaced with Subject to the terms and conditions set forth in this Agreement and the other Loan Documents, Lender hereby agrees to make Advances to Debtor under a credit facility (the “Revolving Credit Facility”) in an aggregate sum not to exceed the LESSER of (i) an amount equal to the Borrowing Base, or (ii) FOUR HUNDRD THOUSAND DOLLARS ($400,000.00) (the “Maximum Amount”), on a revolving basis from time to time during the period commencing on the Effective Date and continuing until the EARLIER of: (i) AUGUST 18, 2020 (the “Stated Maturity Date”), and (ii) the acceleration of the Indebtedness pursuant to the terms of the Loan Documents (the EARLIER of such dates being the “Maturity Date”). If at any time the sum of the aggregate principal amount of Advances outstanding under the Revolving Credit Facility exceeds the lesser of the Maximum Amount or the Borrowing Base, such amount shall be deemed an “Overadvance.” Debtor shall immediately repay the amount of such Overadvance plus all accrued and unpaid interest thereon upon written demand from Lender, and any such failure to immediately repay shall constitute an Event of Default. Notwithstanding anything contained herein to the contrary, an Overadvance shall be considered part of the Loan and shall bear interest at the interest rates set forth in the Note evidencing the Revolving Credit Facility and be secured by this Agreement. Subject to the terms and conditions hereof, Debtor may borrow, repay and reborrow funds under the Revolving Credit Facility.

3. Ratifications. Except as expressly modified and superseded by this Amendment, the Loan Documents are ratified and confirmed and continue in full force and effect. The Loan Documents, as modified by this Amendment, continue to be legal, valid, binding and enforceable in accordance with their respective terms. Without limiting the generality of the foregoing, Debtor hereby ratifies and confirms that all liens heretofore granted to Lender were intended to, do and continue to secure the full payment and performance of the Indebtedness. Debtor agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional assignments, security agreements, modifications or agreements to any of the foregoing, and such other agreements, documents and instruments as Lender may reasonably request in order to perfect and protect those liens and preserve and protect the rights of Lender in respect of all present and future Collateral. The terms, conditions and provisions of the Loan Documents (as the same may have been amended, modified or restated from time to time) are incorporated herein by reference, the same as if stated verbatim herein.

4. Representations, Warranties and Confirmations. Debtor hereby represents and warrants to Lender that (a) this Amendment and any other Loan Documents to be delivered under this Amendment (if any) have been duly executed and delivered by Debtor, are valid and binding upon Debtor and are enforceable against Debtor in accordance with their terms, except as limited by any applicable bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and except to the extent specific remedies may generally be limited by equitable principles, (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance by Debtor of this Amendment or any other Loan Document to be delivered under this Amendment, and (c) the execution, delivery and performance by Debtor of this Amendment and any other Loan Documents to be delivered under this Amendment do not require the consent of any other person and do not and will not constitute a violation of any laws, agreements or understandings to which Debtor is a party or by which Debtor is bound.

5. Release. Debtor hereby acknowledges and agrees that there are no defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever to or against Lender or the terms and provisions of or the obligations of Debtor under the Loan Documents and the other agreements, instruments and documents evidencing, securing, governing, guaranteeing or pertaining thereto, and that Debtor has no right to seek affirmative relief or damages of any kind or nature from Lender. To the extent any such defenses, counterclaims, offsets, cross-complaints, claims, demands or rights exist, Debtor hereby waives, and hereby knowingly and voluntarily releases and forever discharges Lender and its predecessors, officers, directors, agents, attorneys, employees, successors and assigns, from all possible claims, demands, actions, causes of action, defenses, counterclaims, offsets, cross-complaints, damages, costs, expenses and liabilities whatsoever, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

6. Multiple Counterparts. This Amendment may be executed in a number of identical separate counterparts, each of which for all purposes is to be deemed an original, but all of which shall constitute, collectively, one agreement. Signature pages to this Amendment may be detached from multiple separate counterparts and attached to the same document and a telecopy or other facsimile of any such executed signature page shall be valid as an original.

7. Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof containing a reference to the Agreement shall mean and refer to the Agreement as amended hereby.

8. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

9. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

NOTICE OF FINAL AGREEMENT

THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the Effective Date.

LENDER:	ADDRESS:
THERMO COMMUNICATIONS FUNDING, LLC	639 Loyola Avenue, Suite 2565
New Orleans, LA 70113

By:	/s/ SETH BLOCK
Name:	Seth Block
Title:	Executive Vice President

DEBTOR: ADDRESS:
PVBJ, INC.	141 Robbins Rd. Unit 100
Downingtown, PA 19335

By:	/s/ ANDREW HIDALGO
Name:	Andrew Hidalgo
Title:	Director

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